UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2005

IT&E International Group
(Exact name of registrant as specified in its charter)

Nevada	000-50095	77-0436157
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 858-366-0970

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02      Entry into a Material Definitive Agreement

The registrant has previously entered into the following agreements with Laurus Master Fund, Ltd. (“Laurus”): Securities Purchase Agreement, dated October 18, 2004 (the “Securities Purchase Agreement”) and Registration Rights Agreement, dated October 18, 2004 (the “Registration Rights Agreement”).

On October 6, 2005, the registrant entered into Omnibus Amendment No. 2 with Laurus Master Fund, Ltd. (“Laurus”) for the purpose of amending the Securities Purchase Agreement and Registration Rights Agreement (the “Amendment”).

Pursuant to the Amendment, Section 6.18 of the Securities Purchase Agreement was deleted in its entirety.

Pursuant to the Amendment, the Registration Rights Agreement was amended to restate the defined terms “Effectiveness Date” and “Filing Date” as follows:

“‘Effectiveness Date’ means (i) with respect to the initial Registration Statement required to be filed hereunder, January 31, 2006, and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

‘Filing Date’ means, with respect to (i) the initial Registration Statement required to be filed hereunder, November 30, 2005 and (ii) with respect to shares of Common Stock issuable to the Purchaser as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Note or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price.”

In addition, pursuant to the Amendment, Laurus irrevocably waived and released and forever discharged the registrant, its respective officers, directors, agents, affiliates, control persons, and principal shareholders (the “Registrants’ Affiliates”) from any and all claims, costs, expenses, liabilities, obligations, losses or damages of any nature (the “Losses”) incurred by or related to any possible violation of Section 5 of the Securities Act of 1933 that may have occurred prior to the date of the Amendment as a result of the closing of the Securities Purchase Agreement, the filing of the Registration Statement, or the execution of Omnibus Amendment No. 1 or Omnibus Amendment No. 2.

In addition, pursuant to the Amendment, Laurus irrevocably waived and released and forever discharged the registrant and the Registrants’ Affiliates from any and all Losses, including any unpaid fees, penalties, or liquidated damages provided for in the Registration Rights Agreement incurred by or relating to the registrants’ failure to register the Registerable Securities (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits

Number	Description
10.3	Omnibus Amendment No. 2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT&E International Group
By: /s/ Peter Sollenne
Peter Sollenne
Chief Executive Officer

Dated:  October 6, 2005